UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2024

Angel Oak Mortgage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 18, 2024, Angel Oak Mortgage REIT, Inc. (the “Company”) entered into a stock repurchase agreement (the “Stock Repurchase Agreement”) with Xylem Finance LLC, a Delaware limited liability company (“Xylem”) and an affiliate of Davidson Kempner Capital Management LP, to repurchase between $5.0 million and $20.0 million of shares of the Company’s common stock, par value $0.01 per share (the “common stock”), owned by Xylem (the “Share Repurchase”).

Specifically, pursuant to the Stock Repurchase Agreement, the Company has agreed to repurchase from Xylem, as soon as practicable following the initial closing of the Company’s senior notes offering (the “Notes Offering”), shares of common stock at a purchase price per share based on (1) the volume-weighted average price of shares of the common stock for the five trading days up to and including the trading day immediately preceding the launch of the Notes Offering less (2) a discount of 3.15% of the share price determined pursuant to clause (1) above.

The Stock Repurchase Agreement provides that the aggregate repurchase price to be paid to Xylem in the Share Repurchase is dependent on the aggregate principal amount of the notes sold in the Notes Offering and ranges from (1) an aggregate repurchase price of $5.0 million if $25.0 million in aggregate principal amount of notes are sold in the Notes Offering (excluding any amounts sold pursuant to the underwriters exercise of any over-allotment option) to (2) an aggregate repurchase price of $20.0 million if $50.0 million in aggregate principal amount of notes are sold in the Notes Offering (excluding any amounts sold pursuant to the underwriters exercise of any over-allotment option) with the aggregate repurchase price being determined based on linear interpolation within such ranges, less an amount equal to $50.0 thousand. If more than $50.0 million in aggregate principal amount of notes are sold in the Notes Offering (excluding any amounts sold pursuant to the underwriters exercise of any over-allotment option), the Company will repurchase shares of common stock from Xylem having an aggregate repurchase price of $20.0 million, less an amount equal to $50.0 thousand.

The Share Repurchase is conditioned only upon the Company’s sale of an aggregate principal amount of notes sold in the Notes Offering equaling or exceeding $25.0 million (excluding any amounts sold pursuant to the underwriters exercise of any over-allotment option) and the initial closing of the Notes Offering taking place by August 15, 2024.

The closing of the Share Repurchase is expected to occur as soon as practicable following the initial closing of the Notes Offering. The Stock Repurchase Agreement contains customary representations, warranties and covenants of the parties.

The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Stock Repurchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference. For more information on Xylem’s relationship to the Company, see the section titled “Corporate Governance Matters—Information Regarding the Board of Directors” “Certain Relationships and Related Party Transactions—Shareholder Rights Agreements” and “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management” in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2024, which disclosure is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

Estimated Preliminary Financial Results for and as of the Quarter Ended June 30, 2024

The Company is providing preliminary unaudited results for the three months ended June 30, 2024 based on currently available information.

The Company’s preliminary estimates of earnings per share of common stock and Distributable Earnings (as defined below) per share of common stock for the quarter ended June 30, 2024 are set forth below.

Three Months Ended June 30, 2024
Earnings per share of common stock, basic and diluted	$(0.04) to $0.01
Distributable Earnings per share of common stock, basic and diluted *	$(0.12) to $(0.07)

*	“Distributable Earnings” is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), excluding (1) unrealized gains and losses on the Company’s aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by the Company’s external manager, Falcons I, LLC (the “Manager”), (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. A reconciliation of Distributable Earnings to net income (loss) allocable to common stockholders, calculated in accordance with GAAP is set forth below.

The Company’s preliminary estimates of book value (as defined below) per share of common stock and economic book value per share of common stock as of June 30, 2024 are set forth below.

As of June 30, 2024
Book value per share of common stock	$9.98 to $10.49
Economic book value per share of common stock*	$12.90 to $13.41

*	“Economic book value” is a non-GAAP financial measure of the Company’s financial position. To calculate its economic book value, the portions of the Company’s non-recourse financing obligation held at amortized cost are adjusted to fair value. A reconciliation of economic book value and economic book value per share of common stock to total stockholders’ equity and book value per share of common stock is set forth below.

The Company has provided estimated ranges, rather than specific amounts, for the preliminary operating results described above primarily because the Company’s closing procedures for the quarter ended June 30, 2024 are not yet complete and, as a result, the Company’s final results upon completion of the closing procedures may vary from the preliminary estimates. These estimates, which are the responsibility of the Company’s management, were prepared by the Company’s management in connection with the preparation of the Company’s financial statements and are based upon a number of assumptions. Additional items that may require adjustments to the preliminary operating results may be identified and could result in material changes to the Company’s estimated preliminary operating results. Estimates of operating results are inherently uncertain and the Company undertakes no obligation to update this information. The Company’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, the Company’s independent auditor does not express an opinion or provide any form of assurance with respect thereto.

Reconciliation of Estimated Preliminary Distributable Earnings to Estimated Net Income (Loss) Allocable to Common Stockholders

The Company believes that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among its real estate investment trust (“REIT”) peers, but has important limitations. The Company believes Distributable Earnings as described above helps evaluate its financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. As a REIT, the Company is generally required to distribute at least 90% of its annual REIT taxable income and to pay U.S. federal income tax at the regular corporate rate to the extent that it annually distributes less than 100% of such taxable income. Given these requirements and the Company’s belief that dividends are generally one of the principal reasons that stockholders invest in its common stock, generally the Company intends to attempt to pay dividends to its stockholders in an amount equal to its REIT taxable income, if and to the extent authorized by the Company’s Board of Directors (the “Board”). Distributable Earnings is one of a number of factors considered by the Board in declaring dividends and, while not a direct measure of REIT taxable income, over time, the measure can be considered a useful indicator of the Company’s dividends. Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. The Company’s methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, its Distributable Earnings may not be comparable to similar measures presented by other REITs.

The Company also uses Distributable Earnings to determine the incentive fee, if any, payable to its Manager pursuant to its management agreement with its Manager.

The following table reconciles, for the quarter ended June 30, 2024, the Company’s estimated preliminary range of Distributable Earnings to its estimated preliminary range of net income (loss) allocable to common stockholders, which the Company believes is the most directly comparable GAAP measure:

	Three Months Ended
	June 30, 2024
	(in thousands except for share and per share data)
	Low	High
Net income (loss) allocable to common stockholders	$(893)	$348
Adjustments:
Net unrealized (gains) losses on trading securities	1,813	1,813
Net unrealized (gains) losses on derivatives	(2,592)	(2,592)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	2,579	2,579
Net unrealized (gains) losses on residential loans	(4,431)	(4,431)
Net unrealized (gains) losses on commercial loans	(27)	(27)
Non-cash equity compensation expense	630	630
Distributable Earnings	$(2,920)	$(1,680)
Earnings (loss) per share of common stock, basic	$(0.04)	$0.01
Earnings (loss) per share of common stock, diluted	$(0.04)	$0.01
Distributable Earnings per share of common stock, basic	$(0.12)	$(0.07)
Distributable Earnings per share of common stock, diluted	$(0.12)	$(0.07)
Weighted average number of shares of common stock outstanding, basic	24,810,021	24,810,021
Weighted average number of shares of common stock outstanding, diluted	24,981,729	24,981,729

The Company’s actual results may vary from the preliminary estimates upon the completion of its quarter end closing procedures.

Reconciliation of Estimated Preliminary Economic Book Value and Economic Book Value per Share of Common Stock to Estimated Preliminary Total Stockholders’ Equity and Book Value per Share of Common Stock

“Economic book value” is a non-GAAP financial measure of the Company’s financial position. To calculate its economic book value, the portions of the Company’s non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table below in the Company’s end of period total stockholders’ equity. The Company considers economic book value to provide investors with a useful supplemental measure to evaluate its financial position as it reflects the impact of fair value changes for the Company’s legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders’ equity, as determined in accordance with GAAP, and the Company’s calculation of this measure may not be comparable to similarly titled measures reported by other companies.

The following table reconciles, as of the quarter ended June 30, 2024, the Company’s estimated preliminary range of economic book value and economic book value per share of common stock to its estimated preliminary range of total stockholders’ equity and book value per share of common stock, which the Company believes are the most directly comparable GAAP measures:

	As of June 30, 2024
	(in thousands except for share and per share data)
	Low	High
Total stockholders’ equity	$249,411	$262,201
Adjustments:
Fair value adjustment for securitized debt held at amortized cost	$73,053	$73,053
Stockholders’ equity including economic book value adjustments	$322,464	$335,254
Number of shares of common stock outstanding at period end	24,998,549	24,998,549
Book value per share of common stock	$9.98	$10.49
Economic book value per share of common stock	$12.90	$13.41

The Company’s actual results may vary from the preliminary estimates upon the completion of its quarter end closing procedures.

Statements herein which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. The forward-looking statements speak only as of the date of this Report or as of the date they are made, and the Company does not undertake any obligation to update any forward-looking statements except as required by law. Information about factors affecting the Company and the forward-looking statements is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available at www.sec.gov.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to, and expressly disclaims any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act unless specifically identified as being incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Exhibit 10.1	Stock Repurchase Agreement, dated July 18, 2024, between Angel Oak Mortgage REIT, Inc. and Xylem Finance LLC.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2024	ANGEL OAK MORTGAGE REIT, INC.

	By:	/s/ Brandon Filson
	Name:	Brandon Filson
	Title:	Chief Financial Officer and Treasurer